UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023

Permian Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 N. Marienfeld St., Ste 1000 Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 695-4222

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously announced, on August 21, 2023, Permian Resources Corporation, a Delaware corporation (the “Company”), Smits Merger Sub I Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company, Smits Merger Sub II LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company, and Permian Resources Operating, LLC, a Delaware limited liability company (“Permian OpCo”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Earthstone Energy, Inc., a Delaware corporation (“Earthstone”) and Earthstone Energy Holdings, LLC, a Delaware limited liability company (“EEH”). Pursuant to the Merger Agreement, Earthstone and EEH became wholly owned subsidiaries of the Company (the “Mergers”). Capitalized terms used herein but not otherwise defined will have the meanings ascribed to them in the Merger Agreement.

The events described in this Current Report on Form 8-K took place in connection with the completion of the Mergers, which took place on November 1, 2023 (the “Closing Date”).

Item 1.01.	Entry into a Material Definitive Agreement.

Registration Rights Agreement

On August 21, 2023, concurrently with the execution of the Merger Agreement, and to be effective upon the Closing Date, the Company entered into the Registration Rights Agreement (the “Registration Rights Agreement”), by and among the Company and each of the parties listed on the signature pages thereto (each such party, a “Holder” and, collectively, the “Holders”).

The Registration Rights Agreement requires the Company to (a) register for resale (i) shares of the Company’s Class A common stock, par value $0.0001 per share (“Permian Class A Common Stock”), issuable upon the redemption or exchange of the units of the Permian OpCo (“Permian OpCo Units”) and corresponding shares of the Company’s Class C common stock, par value $0.0001 per share (“Permian Class C Common Stock” and, together with the Permian Class A Common Stock, “Permian Common Stock”) in accordance with the Seventh A&R LLC Agreement (as defined below), (ii) any outstanding shares of Permian Class A Common Stock or any other equity security (including the shares of Permian Class A Common Stock issued or issuable upon the exercise of any other equity security) of the Company held by a Holder as of the Closing Date, and (iii) any other equity security of the Company issued or issuable with respect to any such share of Permian Class A Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (collectively, the “Registrable Securities”), and (b) within five business days following the Closing Date, file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement registering the resale of all Registrable Securities permitted to be registered for resale from time to time.

The Holders will also receive certain “piggyback” registration rights to participate in underwritten offerings of the Company, subject to customary exceptions, and rights to demand certain underwritten offerings.

Pursuant to the Registration Rights Agreement, certain of the Holders have, subject to limited exceptions, agreed to a lock-up on their respective shares of Permian Common Stock, Permian OpCo Units (including the shares of Permian Class A Common Stock issuable upon exchange of the Permian OpCo Units in accordance with the Seventh A&R LLC Agreement) and any securities convertible into, exercisable for, exchangeable for or that represent the right to receive shares of Permian Common Stock (collectively, the “Lock-Up Securities”), pursuant to which such parties will not transfer such Lock-Up Securities until the six-month anniversary of the Closing Date, subject to certain customary exceptions.

The foregoing description of the Registration Rights Agreement is a summary only and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Seventh Amended and Restated Limited Liability Company Agreement of Permian OpCo

In connection with the transactions contemplated by the Merger Agreement (the “Transactions”), at the time of the consummation of the Transactions (the “Effective Time”), the Sixth Amended and Restated Limited Liability Company Agreement of OpCo, dated as of September 1, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, together with all schedules, exhibits and annexes thereto) was amended and restated in its entirety to, among other things, provide for the admittance of holders of Earthstone OpCo Units (as defined below) as members (as amended and restated, the “Seventh A&R LLC Agreement”). Pursuant to the Seventh A&R LLC Agreement, each member of Permian OpCo (other than the Company) has the right to cause Permian OpCo to redeem all or a portion of its Permian OpCo Units in exchange for, at Permian OpCo’s option, (i) an equal number of shares of Permian Class A Common Stock or (ii) a cash amount, to be determined based on the volume weighted average price of a share of Permian Class A Common Stock on NYSE or such stock exchange that Permian Class A Common Stock is then listed for the five trading days ending on, and including, the date on which such redeeming member delivers notice to OpCo of such member’s intention to redeem all or a portion of its Permian OpCo Units, equal to the market value of an equal number of shares of Permian Class A Common Stock.

The foregoing description of the Seventh A&R LLC Agreement is a summary only and is qualified in its entirety by reference to the Seventh A&R LLC Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Supplemental Indentures

In connection with the Transactions, on the Closing Date, the Company, Permian OpCo, and certain subsidiaries of Permian OpCo entered into (i) a second supplemental indenture with U.S. Bank Trust Company, National Association., as trustee (the “Earthstone Trustee”), pursuant to which Permian OpCo has agreed to assume all of the obligations of EEH, the Company has agreed to assume all of the obligations of Earthstone and to guarantee Permian OpCo’s assumed obligations thereunder, and the existing subsidiary guarantors under the Company Indentures (as defined below) (the “PR Guarantors”) have agreed to guarantee such obligations, under that certain indenture, dated as of April 12, 2022 relating to EEH’s 8.000% Senior Notes due 2027 in an aggregate principal amount of approximately $550 million and (ii) a second supplemental indenture with the Earthstone Trustee pursuant to which Permian OpCo has agreed to assume all of the obligations of EEH, the Company has agreed to assume all of the obligations of Earthstone and to guarantee Permian OpCo’s assumed obligations thereunder, and the PR Guarantors have agreed to guarantee such obligations, under that certain indenture, dated as of June 30, 2023 relating to EEH’s 9.875% Senior Notes due 2031 in an aggregate principal amount of approximately $500 million.

Additionally, in connection with the Transactions, on the Closing Date, the Company, Permian OpCo, the PR Guarantors and the subsidiaries of Permian OpCo acquired in connection with the Transactions (collectively, the “New Subsidiary Guarantors”) entered into (i) a fourth supplemental indenture to that certain Indenture, dated March 19, 2021 (as supplemented, the “Exchangeable Notes Indenture”) with UMB Bank, N.A., as trustee (the “UMB Trustee”), pursuant to which the New Subsidiary Guarantors have agreed to guarantee the obligations under the Exchangeable Notes Indenture; (ii) a fourth supplemental indenture to that certain Indenture, dated November 30, 2017, with the UMB Trustee (as supplemented, the “5.375% Notes Indenture”), pursuant to which the New Subsidiary Guarantors have agreed to guarantee the obligations under the 5.375% Notes Indenture; and (iii) a fourth supplemental indenture to that certain Indenture, dated March 15, 2019, with the UMB Trustee (as supplemented, the “6.875% Notes Indenture”), pursuant to which the New Subsidiary Guarantors have agreed to guarantee the obligations under the 6.875% Notes Indenture.

Additionally, in connection with the Transactions, on the Closing Date, the Company, Permian OpCo, the PR Guarantors and the New Subsidiary Guarantors entered into (i) a third supplemental indenture to that certain Indenture, dated as of January 27, 2021 (as supplemented, the “7.75% Notes Indenture”), with Computershare Trust Company, N.A., as trustee (the “Computershare Trustee”), pursuant to which the New Subsidiary Guarantors have agreed to guarantee the obligations under the 7.75% Notes Indenture; (ii) a third supplemental indenture to that certain Indenture, dated June 30, 2021, with the Computershare Trustee (as supplemented, the “5.875% Notes Indenture”), pursuant to which the New Subsidiary Guarantors have agreed to guarantee the obligations under the

5.875% Notes Indenture; and (iii) a first supplemental indenture to that certain Indenture, dated September 12, 2023, with the Computershare Trustee (as supplemented, the “7.000% Notes Indenture”, and, collectively with the Exchangeable Notes Indenture, the 5.375% Notes Indenture, the 6.875% Notes Indenture, the 7.75% Notes Indenture, and the 5.875% Notes Indenture, the “Company Indentures”), pursuant to which the New Subsidiary Guarantors have agreed to guarantee the obligations under the 7.000% Notes Indenture.

As a result of the supplemental indentures entered into in connection with the Transactions and as described in this section, on the Closing Date, the senior notes described above became pari passu senior unsecured debt of Permian OpCo, which is guaranteed on a senior unsecured basis by the Company, the PR Guarantors and the New Subsidiary Guarantors.

The foregoing description of the supplemental indentures entered into by the Company, Permian OpCo and certain subsidiaries of Permian OpCo does not purport to be complete and is qualified in its entirety by reference to the supplemental indentures, which are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8 and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note, on November 1, 2023, the Company completed its previously announced acquisition of Earthstone and its subsidiaries. At the Effective Time, subject to certain exceptions:

•

each eligible share of Earthstone Class A common stock, par value $0.001 per share (“Earthstone Class A Common Stock”) was converted automatically into the right to receive 1.446 shares of Permian Class A Common Stock, with cash paid in lieu of the issuance of fractional shares;

•

each restricted stock unit granted pursuant to the Earthstone Energy, Inc. 2014 Long-Term Incentive Plan, as amended (the “Earthstone LTIP”) that vests solely on the basis of time (each, an “Earthstone RSU”) that was outstanding immediately prior to the Effective Time automatically (i) vested in full immediately prior to the Effective Time (including with respect to any dividend equivalents credited with respect to such Earthstone RSU that remained unpaid as of the Effective Time) and (ii) was canceled and converted into the right to receive, at the Effective Time, without interest, 1.446 shares of Permian Class A Common Stock, with cash paid in lieu of the issuance of fractional shares and for credited dividend equivalents;

•

each restricted stock unit granted pursuant to the Earthstone LTIP that is subject to performance-based vesting (each, an “Earthstone PSU”) that was outstanding immediately prior to the Effective Time automatically (i) vested immediately prior to the Effective Time (including with respect to any dividend equivalents credited with respect to such Earthstone PSU that remained unpaid as of the Effective Time), based on the attainment of the applicable performance metrics at the maximum level of performance, and (ii) was canceled and converted into the right to receive, without interest, 1.446 shares of Permian Class A Common Stock, with cash paid in lieu of fractional shares and for credited dividend equivalents;

•

each eligible share of Earthstone Class B common stock, par value $0.001 per share (“Earthstone Class B Common Stock”) was converted automatically into the right to receive 1.446 shares of Permian Class C Common Stock, with fractional shares canceled for no consideration; and

•

each limited liability company interest in EEH (“Earthstone OpCo Unit”) was converted automatically into the right to receive 1.446 Permian OpCo Units, with cash paid in lieu of the issuance of fractional units.

The issuance of Permian Class A Common Stock in connection with the Mergers was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-4, as amended (File No. 333-274355), which was declared effective by the SEC on September 25, 2023. The joint proxy statement/prospectus included in the registration statement contains additional information about the Merger.

The foregoing description of the Mergers and the Merger Agreement, and the transactions contemplated thereby, is a summary only, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure set forth in Item 1.01 under the heading “Supplemental Indentures” is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in the Introductory Note, Item 1.01, and Item 2.01, insofar as it relates to the issuance of Permian OpCo Units and shares of Permian Class C Common Stock and the terms by which such Permian OpCo Units and shares of Permian Class C Common Stock may be redeemed or exchanged for shares of Permian Class A Common Stock, is incorporated into this Item 3.02 by reference.

The issuance of Permian OpCo Units and shares of Permian Class C Common Stock were made in reliance on the exemption from registration requirements under the Securities Act, pursuant to Section 4(a)(2) thereof.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on the Company’s Form 8-K filed with the SEC on October 30, 2023, the board of directors of the Company (the “Board”) appointed Robert J. Anderson and Frost W. Cochran to the Board, effective as of the Closing Date. The information contained in Item 5.02 of such Form 8-K is incorporated herein by reference.

Mr. Anderson will be eligible to receive compensation in the same manner as the Company’s other non-employee directors pursuant to the Company’s Non-Employee Director Compensation Program that was amended on October 31, 2023.

The forgoing description of the Company’s Non-Employee Director Compensation Program is qualified in its entirety by the terms of the Non-Employee Director Seventh Amended and Restated Compensation Program, a copy of which is attached as Exhibit 10.3 and incorporated by reference herein.

Upon consummation of the Mergers, the Company assumed the remaining share reserve available under the Earthstone Energy, Inc. Amended and Restated 2014 Long-Term Incentive Plan (adjusted to relate to Permian Common Stock based on the Exchange Ratio (as defined in the Merger Agreement)) for use under the Permian Resources Corporation 2023 Long Term Incentive Plan in accordance with, and subject to the terms and conditions of, Rule 303A.08 of the NYSE Listed Company Manual.

Item 7.01.	Regulation FD Disclosure

On November 1, 2023, the Company issued a press release announcing the completion of the Mergers. A copy of the press release is attached Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements.

•

Audited consolidated financial statements of Earthstone Energy, Inc., as of December 31, 2022 and 2021 and for the years ended December 31, 2022, 2021 and 2020, and the related notes to the consolidated financial statements, attached as Exhibit 99.2 hereto and are incorporated herein by reference;

•

Unaudited condensed consolidated financial statements of Earthstone Energy, Inc., as of June 30, 2023 and December 31, 2022 and for the three and six months ended June 30, 2023 and 2022, and the related notes to the consolidated financial statements, attached as Exhibit 99.3 hereto and are incorporated herein by reference;

(b)	Pro Forma Financial Information

•

Unaudited pro forma combined financial statements of the Company as of June 30, 2023 and for the six months ended June 30, 2023 and for the year ended December 31, 2022, and the related notes to the pro forma combined financial statements, attached as Exhibit 99.4 hereto and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 21, 2023, among Permian Resources Corporation, Smits Merger Sub I Inc., Smits Merger Sub II LLC, Permian Resources Operating, LLC, Earthstone Energy, Inc. and Earthstone Energy Holdings, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 21, 2023).

4.1*	Third Supplemental Indenture, dated as of November 1, 2023, by and among Permian Resources Operating, LLC (Colgate Energy Partners III, LLC’s successor), the guarantors party thereto and Computershare Trust Company, N.A., as Trustee (7.75% Senior Notes due 2026).

4.2*	Third Supplemental Indenture, dated as of November 1, 2023, by and among Permian Resources Operating, LLC (Colgate Energy Partners III, LLC’s successor), the guarantors party thereto and Computershare Trust Company, N.A., as Trustee (5.875% Senior Notes due 2029).

4.3*	Fourth Supplemental Indenture, dated as of November 1, 2023, by and among Permian Resources Operating, LLC (formerly known as Centennial Resource Production, LLC), the guarantors party thereto and UMB Bank, N.A., as Trustee (5.375% Senior Notes due 2026).

4.4*	Fourth Supplemental Indenture, dated as of November 1, 2023, by and among Permian Resources Operating, LLC (formerly known as Centennial Resource Production, LLC), the guarantors party thereto and UMB Bank, N.A., as Trustee (6.875% Senior Notes due 2027).

4.5*	Fourth Supplemental Indenture, dated as of November 1, 2023, by and among Permian Resources Operating, LLC (formerly known as Centennial Resource Production, LLC), the guarantors party thereto and UMB Bank, N.A., as Trustee (3.25% Exchangeable Senior Notes due 2028).

Exhibit No.	Description

4.6*	First Supplemental Indenture, dated as of November 1, 2023, by and among Permian Resources Operating, LLC, the guarantors party thereto and Computershare Trust Company, N.A., as Trustee (7.000% Senior Notes due 2032).

4.7*	Second Supplemental Indenture, dated as of November 1, 2023, by and among Permian Resources Operating, LLC (Earthstone Energy Holdings, LLC’s successor), the guarantors party thereto and U.S. Bank Trust Company, National Association, as Trustee (8.000% Senior Notes due 2027).

4.8*	Second Supplemental Indenture, dated as of November 1, 2023, by and among Permian Resources Operating, LLC (Earthstone Energy Holdings, LLC’s successor), the guarantors party thereto and U.S. Bank Trust Company, National Association, as Trustee (9.875% Senior Notes due 2031).

10.1	Registration Rights Agreement, dated August 21, 2023, by and among Permian Resources Corporation and the parties from time to time listed on the signature pages thereto (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the SEC on August 21, 2023).

10.2*	Seventh Amended and Restated Limited Liability Company Agreement of Permian Resources Operating, LLC, dated as of November 1, 2023.

10.3*	Permian Resources Corporation Seventh Amended and Restated Non-Employee Director Compensation Program.

99.1*	Press Release of Permian Resources Corporation, dated November 1, 2023.

99.2	Historical audited financial statements of Earthstone Energy, Inc. as of December 31, 2022 and 2021 and for the years ended December 31, 2022, 2021 and 2020 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2023)

99.3	Historical unaudited condensed consolidated financial statements of Earthstone Energy, Inc. as of June 30, 2023 and December 31, 2022 and for the three and six months ended June 30, 2023 and 2022 (incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2023).

99.4	Unaudited pro forma combined financial statements of the Company as of June 30, 2023 and for the six months ended June 30, 2023 and for the year ended December 31, 2022 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2023).

99.5	Audit report prepared by Cawley, Gillespie & Associates, Inc., dated January 24, 2023, with respect to estimates of reserves and future net revenue of Earthstone Energy, Inc. as of December 31, 2022 (incorporated by reference to Exhibit 99.7 to the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN RESOURCES CORPORATION

Date: November 3, 2023	By:	/s/ Guy M. Oliphint
Guy M. Oliphint
Executive Vice President and Chief Financial Officer